EXHIBIT 99.1
                                                                    ------------


                      NONQUALIFIED STOCK OPTION AGREEMENT


                THIS AGREEMENT, made as of June 14, 2005, is made by and between Playtex Products, Inc., a Delaware corporation hereinafter referred to as "Company," and [[FIRSt]] [[LAST]], an employee of the Company, hereinafter referred to as "Optionee." Any capitalized terms herein not otherwise defined in
Article I shall have the meaning set forth in the Plan (as hereinafter defined).

                WHEREAS, the Company has established the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement) and wishes to carry out its purposes; and

                WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Option provided for herein to the Optionee as an incentive for increased efforts during his term of office with the Company, and has instructed the undersigned officers to issue to the Optionee the nonqualified option provided for herein;

                NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

SECTION 1.1     BOARD

                "Board" shall mean the Board of Directors of the Company.

SECTION 1.2     CAUSE

                "Cause" shall mean the Company or any Subsidiary or Parent Corporation having "cause" to terminate the Optionee's employment or service, as defined in any existing employment or other agreement between the Optionee and the Company or a Subsidiary or Parent Corporation or, in the absence of such an employment or other agreement, upon (i) the determination by the Committee that the Optionee has ceased to perform his duties to the Company or a Subsidiary or Parent Corporation (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Optionee has engaged or is about to engage in conduct materially injurious to the Company or a Subsidiary or Parent Corporation, (iii) the Optionee having been convicted of, or plead guilty or no contest to,

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a felony or any crime involving as a material element fraud or dishonesty, (iv)
the failure of the Optionee to follow the lawful instructions of the Board or his direct superiors or (v) in the case of an Optionee who is a non-employee director, the Optionee ceasing to be a member of the Board in connection with the Optionee engaging in any of the activities described in clauses (i) through
(iv) above.

SECTION 1.3     CHANGE IN CONTROL

                "Change in Control" shall mean the first to occur of any of the following: (A) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have beneficial ownership of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the voting stock of the Company, (B) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any person or group, or (C) a change in the composition of the Board occurring within a rolling 24-month period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (x) are members of the Board as of the Grant Date or (y) are elected, or nominated for election, to the Board pursuant to the By-Laws of the Company, but shall not include an individual not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest, including but not limited to a consent solicitation, relating to the election of directors to the Board.

SECTION 1.4     CODE

                "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.5     COMMITTEE

                "Committee" shall mean the Compensation and Stock Option Committee of the Board, appointed as provided in the Plan.

SECTION 1.6     COMMON STOCK

                "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company and any stock into which such common stock may be converted or into which it may be exchanged.

SECTION 1.7     COMPANY

                "Company" shall mean Playtex Products, Inc., a Delaware corporation. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, the Options outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

SECTION 1.8     DIRECTOR

                "Director" shall mean a member of the Board.


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                                                                               3


SECTION 1.9     ELIGIBLE DIRECTOR

                "Eligible Director" shall mean a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

SECTION 1.10    EXCHANGE ACT

                "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.11    FISCAL YEAR

                "Fiscal Year" shall mean the fiscal year of the Company, which, as of the date of this Agreement, is the period ending on the last Saturday in the calendar year that is nearest to December 31.

SECTION 1.12    GRANT DATE

                "Grant Date" shall mean June 14, 2005.

SECTION 1.13    OFFICER

                "Officer" shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.14    OPTION

                "Option" shall mean the nonqualified option to purchase Common Stock granted under this Agreement.

SECTION 1.15    OPTIONEE

                "Optionee" shall mean [[First]] [[Last_]], [an employee] of the Company.

SECTION 1.16    PERFORMANCE OPTION

                "Performance Option" shall mean the right and option to purchase, on the terms and conditions set forth herein, all or any part of an aggregate of the number of shares of Common Stock set forth in Section 2.1 of this Agreement and designated as a Performance Option.

SECTION 1.17    PLAN

                "Plan" shall mean the Playtex 2003 Stock Option Plan for Directors and Executive and Key Employees of Playtex Products, Inc., as such plan may be amended from time to time.


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                                                                               4


SECTION 1.18    RULE 16B-3

                "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.19    SECRETARY

                "Secretary" shall mean the Secretary of the Company.

SECTION 1.20    SECURITIES ACT

                "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.21    TERMINATION OF EMPLOYMENT

                "Termination of Employment" shall mean the time when the Optionee's employment is terminated for any reason.

SECTION 1.22    TIME OPTION

                "Time Option" shall mean the right and option to purchase, on the terms and conditions set forth herein, all or any part of an aggregate of the number of shares of Common Stock set forth in Section 2.1 of this Agreement and designated as a Time Option.


                                   ARTICLE II

                                 GRANT OF OPTION

SECTION 2.1     GRANT OF OPTION

                In consideration of the Optionee's agreement to render service to the Company, and for other good and valuable consideration, on the Grant Date, the Company irrevocably grants to the Optionee (i) a Time Option to purchase any part or all of an aggregate of [[Time_Vest_Options]] shares of Common Stock, upon the terms and conditions set forth in this Agreement, and
(ii) a Performance Option to purchase any part or all of an aggregate of [[Perf_Cont_Options]] shares of Common Stock, upon the terms and conditions set forth in this Agreement. The Option shall consist of a Time Option and a Performance Option. The Option is intended to be a nonqualified stock option, subject to Section 83(b) of the Code, and is not intended to be treated as an incentive stock option that complies with Section 422 of the Code.

SECTION 2.2     OPTION PRICE

                The price of the shares of Common Stock covered by the Option shall be $10.59 per share without commission or other charge, which is the "fair market value" of a share of Common Stock as of the Grant Date, within the meaning of Section 4.2(b) of the Plan

SECTION 2.3     NO GUARANTEE OF EMPLOYMENT

                Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employment of the Company or any Subsidiary or Parent Corporation, nor

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                                                                               5


interfere with or restrict in any way the rights of the Company or a Subsidiary or Parent Corporation, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, subject to the applicable provisions of any employment agreement between the Company or any Subsidiary or Parent Corporation and the Optionee.

SECTION 2.4     ADJUSTMENTS IN OPTION

                In the event that the outstanding shares of the Common Stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.


                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

SECTION 3.1     COMMENCEMENT OF EXERCISABILITY

                        (a) TIME OPTION. So long as the Optionee continues to be employed by the Company or any of its Subsidiaries, and notwithstanding
Section 4.3(a) of the Plan, the Time Option shall vest and become exercisable as to one-third of the shares of the underlying Time Option (the "Annual Vesting Portion") on the last day of the fiscal first quarter of each of the 2006, 2007 and 2008 fiscal years of the Company (each a "Vesting Date").

                         (b)    PERFORMANCE OPTION. Subject to Optionee's
continued employment with the Company through the Vesting Date (defined below) and the Company's attainment of 100% of the applicable Target (as defined below) with respect to the fiscal year of the Company that precedes the fiscal year during which the Vesting Date occurs, the Performance Option shall vest and become exercisable as to one-third of the shares of the underlying Performance Option (the "Annual Vesting Portion") on the last day of the fiscal first quarter of each of the 2006, 2007 and 2008 fiscal years of the Company (each a "Vesting Date"); provided, however that, if, the Company attains or exceeds 90% of the Target, but less than 100%, with respect to any fiscal year, then the Annual Vesting Portion shall vest in respect of such fiscal year as follows: 50% of the Annual Vesting Portion shall vest if 90% of Target is attained, and, for performance between 90% and 100% of Target, the remaining amount of the Annual Vesting Portion that vests shall be determined using straight line interpolation. To the extent that any portion of the Annual Vesting Portion does not vest on the applicable Vesting Date as provided in this Section 2, such portion shall be forfeited. In no event later than 90 days after the commencement of each fiscal year of the Company, the Committee shall establish a


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                                                                               6


Company performance target (the "Target") for such fiscal year, which may consist of one or more performance measurements. Notwithstanding the foregoing, with respect to each of the 2005, 2006 and 2007 fiscal years of the Company, the Committee shall have sole discretion to determine whether the applicable Target has been met as of the last day of such Fiscal Year, and any Annual Vesting Portion shall be deemed vested as of the Vesting Date only to the extent of attainment of the Target as certified by the Committee. The Target and its constituent performance measurements may be equitably adjusted by the Committee in its sole discretion to reflect a Change in Control (as defined in the Plan) and other corporate events, including, without limitation, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, other relevant changes in capitalization, extraordinary non-recurring events, acquisitions, divestitures and other corporate changes. Vesting shall occur only in whole shares.

                        (c)     Notwithstanding the foregoing or anything in
Section 4.3(a) of the Plan to the contrary, if the Optionee's employment is terminated by the Company without Cause within one year following a Change in Control, the Option (including both the Time Option and Performance Option) shall become immediately vested and exercisable as to 100% of the shares of Common Stock subject to the Option as of the date of such termination (but only to the extent the Option has not otherwise been terminated and canceled or become exercisable).

                        (d) Except as provided in Section 3.1 (c), no Option shall vest or become exercisable following Termination of Employment, and the portion of the Option that is not vested and exercisable as of Termination of Employment shall be immediately canceled without payment (or further consideration to the Optionee) by the Company.

SECTION 3.2     DURATION OF EXERCISABILITY

                Each installment provided for in Section 3.1 that becomes exercisable pursuant to Section 3.1 shall remain exercisable until it terminates under Section 3.3.

SECTION 3.3     EXPIRATION OF OPTION

                The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                        (a)     The expiration of ten years from the Grant Date;
or

                        (b) The date of the Optionee's Termination of Employment if such Termination of Employment is by the Company for Cause; or

                        (c) The expiration of ninety days from the date of the Optionee's Termination of Employment by reason of the Company's termination of his employment without Cause or the Optionee's termination of his employment for any reason;

                        (d) The expiration of one year from the date of the Optionee's Termination of Employment in the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code) for any reason other than such Optionee's death, unless the Optionee dies within said one-year period; or

                        (e) The expiration of one year from the date of the Optionee's death.

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                                                                               7



                                   ARTICLE IV

                               EXERCISE OF OPTION

SECTION 4.1     PERSON ELIGIBLE TO EXERCISE

                        (a) During the lifetime of the Optionee, only he may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option terminates under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

                        (b) Notwithstanding the foregoing, the Optionee may transfer the Option or any portion thereof to a Permitted Transferee (as defined
Section 4.1(b)(4), below), subject to the following:

                                (1)     Such transfer shall be permitted only if
the Optionee does not receive any consideration for the transfer.

                                (2)     Such transfer shall not be effective
unless and until the Optionee has furnished the Committee with written notice of the transfer and copies of all documents evidencing the transfer, and the Committee notifies the Optionee in writing that such a transfer would comply with the requirements of the Plan and this Agreement.

                                (3)     The Option or any portion thereof
transferred by the Optionee to a Permitted Transferee may be exercised by the Permitted Transferee to the same extent as the Optionee would have been entitled to exercise it, and shall remain subject to all of the terms and conditions that would have applied to such Option under the provisions of this Agreement and the Plan if the Optionee had not transferred the Option or portion thereof to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer the Option, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with this Agreement, that such a registration statement is necessary or appropriate; and
(C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Optionee under the Plan or otherwise.

                                (4)     As used in this Agreement, the term
"Permitted Transferee" shall mean, with respect to any Optionee, (A) one or more members of his or her Immediate Family, (B) a trust solely for the benefit of the Optionee and/or one or more members of his or her Immediate Family, or (C) a partnership or limited liability company whose only partners or members are the Optionee and/or one or more members of his or her Immediate Family. For this purpose, members of an Optionee's "Immediate Family" shall include his or her spouse, children or grandchildren (including adopted children and grandchildren and step-children and step-grandchildren).

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                                                                               8


SECTION 4.2     MANNER OF EXERCISE

                The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

                        (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee; and

                        (b)     (i)     Full payment (in cash or by cashier's
check) for the shares with respect to which such Option or portion is exercised; or

                                (ii)    With the consent of the Committee,
shares of Common Stock owned by the Optionee with a fair market value (as determined under Section 4.2(b) of the Plan) on the date of Option exercise equal to the aggregate purchase price of the shares of Common Stock with respect to which such Option or portion is exercised, which shares shall be duly endorsed for transfer to the Company and shall have been held by the Optionee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option; or

                                (iii)   Payment through a broker in accordance
with procedures permitted by Regulation T of the Federal Reserve Board; or

                                (iv)    To the extent permitted by applicable
law, such other method as prescribed by the Committee; or

                                (v)     With the consent of the Committee, any
combination of the consideration provided in the foregoing subparagraphs (i) through (iv); and

                        (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and the then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if

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                                                                               9


the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                        (d) Full payment to the Company (or other employer corporation) of all amounts, which, under federal, state or local tax law, the Company is required to withhold upon exercise of the Option; provided, that the Company shall be authorized to take such action as may be necessary in the opinion of the Company's counsel, including, without limitation, withholding amounts from any compensation, including the Optionee's salary, or other amount owing from the Company to the Optionee, to satisfy such requirements, provided, further, that, with the consent of the Committee (i) shares of Common Stock owned by the Optionee duly endorsed for transfer, or (ii) subject to the timing requirements of Section 4.3 of this Agreement, shares of the Common Stock issuable to the Optionee upon exercise of the Option, may be used by the Optionee to make all or part of the payment required by this Section 4.2(d); and

                        (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 4.3     CERTAIN TIMING REQUIREMENTS

                Shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only with the consent of the Committee and only
(i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the 12th business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such Option price or withholding taxes.

SECTION 4.4     CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

                The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

                        (a) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                        (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and


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                                                                              10


                        (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

SECTION 4.5     RIGHTS AS SHAREHOLDER

                The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V

                                OTHER PROVISIONS

SECTION 5.1     ADMINISTRATION

                The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

SECTION 5.2     OPTION NOT TRANSFERABLE

                Neither the Option nor any interest or right therein or part thereof shall be used to satisfy any liability for the debts, contracts or engagements of the Optionee or his successors in interest or, subject to Section
4.1 of this Agreement, be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 5.3      SHARES TO BE RESERVED

                The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.4     TITLES

                Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.


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                                                                              11


SECTION 5.5     CONSTRUCTION

                This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

SECTION 5.6     CONFORMITY TO SECURITIES AND TAX LAWS

                The Plan is intended to conform to the extent necessary with all provisions of the Securities Act, the Exchange Act and the Code and any and all regulations and rules promulgated by the Securities and Exchange Commission and the United States Treasury thereunder, including, without limitation, Rule 16b-3 and Regulations adopted pursuant to Code Section 162(m). Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 5.7     CONFLICTS

                In the event of any conflict between the terms of the Plan and the terms of this Agreement, unless otherwise specifically provided herein, the terms of the Plan shall govern.

               [REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK]


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                                                                              12


                  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                 PLAYTEX PRODUCTS, INC.


                                 By: /s/ Kris J. Kelley
                                     ------------------------------------
                                     Name:  Kris J. Kelley
                                     Title: Executive Vice President & CFO



                                 By:
                                     ------------------------------------
                                     Name: [[FIRST]] [[LAST]] (Signature)



                                     ------------------------------------


                                     ------------------------------------
                                                   Address



                                     Optionee's Taxpayer Identification Number:


                                     ------------------------------------




TIME OPTION
No. of Shares: [[TIME_VEST_OPTIONS]] Price: $10.59
Vesting: 33-1/3% of the shares vest on the last day of the fiscal first quarter of each of the 2006, 2007 and 2008 Fiscal Years


PERFORMANCE OPTION
No. of Shares: [[PERF_CONT_OPTIONS]] Price: $10.59
Vesting: 33-1/3% of the shares vest on the last day of the fiscal first quarter of each of the 2006, 2007 and 2008 Fiscal Years (each, a "Vesting Date"), if and only if the Company achieves the Targets set forth on Schedule A of the Agreement with respect to the Fiscal Year preceding each applicable Vesting Date, as determined and certified by the Committee (See Section 3.1 (b)).

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                                                                              13


                IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                 PLAYTEX PRODUCTS, INC.


                                 By: /s/ Kris J. Kelley
                                     ------------------------------------
                                     Name:  Kris J. Kelley
                                     Title: Executive Vice President & CFO



                                 By:
                                     ------------------------------------
                                     Name: [[FIRST]] [[LAST]] (Signature)



                                     ------------------------------------


                                     ------------------------------------
                                                   Address



                                     Optionee's Taxpayer Identification Number:


                                     ------------------------------------




TIME OPTION
No. of Shares: [[TIME_VEST_OPTIONS]] Price: $10.59
Vesting: 33-1/3% of the shares vest on the last day of the fiscal first quarter of each of the 2006, 2007 and 2008 Fiscal Years


PERFORMANCE OPTION
No. of Shares: [[PERF_CONT_OPTIONS]] Price: $10.59
Vesting: 33-1/3% of the shares vest on the last day of the fiscal first quarter of each of the 2006, 2007 and 2008 Fiscal Years (each, a "Vesting Date"), if and only if the Company achieves the Targets set forth on Schedule A of the Agreement with respect to the Fiscal Year preceding each applicable Vesting Date, as determined and certified by the Committee (See Section 3.1 (b)).


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                                                                              14


                                                                      SCHEDULE A
                                                                      ----------


                                     TARGETS

                  For the 2005 fiscal year, the Target shall be the Playtex Value Measure of $37.4 million. In no event later than 90 days after the commencement of fiscal 2006 and 2007 of the Company, the Committee shall establish a Company performance Target for such fiscal year, which may consist of one or more performance measurements.